UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Material

☐ Soliciting Material under §240.14a–12

Nocopi Technologies, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOCOPI TECHNOLOGIES, INC.
480 Shoemaker Road, Suite 104,
King of Prussia, PA 19406

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2026

April 30, 2026

Dear Stockholder:

The 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Nocopi Technologies, Inc. (the “Company” or “Nocopi”) will be held online via a live webcast, at 9:00 a.m. Eastern Time, on Wednesday, June 17, 2026, at www.cesonlineservices.com/nnup26_vm. There is no physical location for the 2026 Annual Meeting. To participate in the 2026 Annual Meeting, you must pre-register at www.cesonlineservices.com/nnup26_vm, by 9:00 a.m. Eastern Time, on Tuesday, June 16, 2026. The formal notice of the 2026 Annual Meeting appears on the following page.

The Proxy Statement describe the matters that we expect to be acted upon at the 2026 Annual Meeting. Management will be available to answer any questions you may have immediately after the 2026 Annual Meeting.

Whether or not you choose to attend the 2026 Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares before the 2026 Annual Meeting via the Internet, if you received a Proxy card, sign, and date the proxy card and promptly return it to us in the postage paid envelope provided. If you sign and return your Proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Company’s Board of Directors (the “Board”) contained in the Proxy Statement.

At the 2026 Annual Meeting, you will be asked to consider and vote upon the following matters:

1. To elect one (1) Class II member of the Board to serve for a three (3)-year term expiring at the 2029 Annual Meeting of Stockholders or until such director’s successor has been duly elected and qualifies. The nominee is Matthew C. Winger (“Proposal 1”). The board of directors recommends a vote FOR the nominee.

2. To ratify the appointment of Stephano Slack LLC as our independent registered public accounting firm for the year ending December 31, 2026 (“Proposal 2”). The Board recommends a vote FOR the ratification of the appointment of Stephano Slack LLC as our independent registered public accounting firm for the year ending December 31, 2026.

3. To vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement (“Proposal 3”). The Board recommends a vote FOR the non-binding approval of the compensation of our named executive officers.

4. To consider and act upon any other matter that may properly come before the 2026 Annual Meeting or any adjournment thereof.

The Board believes that a favorable vote for all the Proposals described in the Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” for Proposals 1, 2 and 3. Accordingly, we urge you to review the Proxy material carefully and to vote promptly.

Instead of mailing a printed copy of our proxy materials to all of our stockholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about April 30, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on our books at the close of business on April 24, 2026, the record date (the “Record Date”) for the 2026 Annual Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

Please vote as soon as possible, even if you plan to attend the meeting, to ensure that your shares will be represented. You do not need to attend the meeting to vote if you vote your shares before the meeting.

If you are a stockholder of record, you may vote in one of the following ways:

•	Vote by Internet. Follow the VOTE BY INTERNET instructions on your Notice or proxy card;

•	Vote by Mail. If you received (or requested and received) a printed copy of the proxy materials, follow the VOTE BY MAIL instructions on your proxy card (a postage-paid envelope is provided for mailing in the United States); or

•	Vote in person. Attend the virtual 2026 Annual Meeting and vote online during the 2026 Annual Meeting.

If your shares are held by a broker, bank or other nominee, you must follow the instructions provided by your broker, bank or other nominee to vote your shares and you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the meeting.

Only stockholders of record of the Company’s common stock at the close of business on the Record Date are entitled to receive notice of and to vote at the 2026 Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the 2026 Annual Meeting will be open to the examination of stockholders for two (2) business days prior to the date of the 2026 Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time, at the office of the Corporate Secretary of the Company at 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406.

YOUR VOTE IS VERY IMPORTANT, WHETHER OR NOT YOU EXPECT TO ATTEND THE 2026 ANNUAL MEETING IN PERSON, TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE 2026 ANNUAL MEETING, WE URGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE. YOU HAVE THE RIGHT TO CHANGE YOUR VOTE, ONLY YOUR LATEST DATED PROXY WILL COUNT.

The Notice is being mailed starting on or about April 30, 2026.

IF YOU PLAN TO ATTEND:

Please note that to gain admission to and participate at the virtual 2026 Annual Meeting stockholders of record must pre-register at www.cesonlineservices.com/nnup26_vm, by 9:00 a.m. Eastern Time, on June 16, 2026; beneficial owners must pre-register at www.cesonlineservices.com/nnup26_vm, by 9:00 a.m. Eastern Time, on June 16, 2026, and you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the meeting. The 2026 Annual Meeting can be accessed by visiting www.cesonlineservices.com/nnup26_vm and entering your 16-digit control number (included on the Notice mailed to you).

Your vote is very important regardless of how many shares you own.

By Order of the Board of Directors,

Sincerely, /s/ Matthew C. Winger Matthew C. Winger Chief Executive Officer and Chair of the Board of Directors

NOCOPI TECHNOLOGIES, INC.

PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING TO BE HELD ON JUNE 17, 2026

Copies of this proxy statement, the form of proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended (the “2025 Annual Report”) are available without charge at https://www.astproxyportal.com/ast/26972 by email at hello@nocopi.com, or by notifying our Corporate Secretary, in writing, at 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406.

PROXY STATEMENT SUMMARY

The board of directors (the “Board”) of Nocopi Technologies, Inc., a Maryland corporation (“Company,” “Nocopi,” “we,” “us,” or “our”), is soliciting the enclosed proxy for use at its 2026 annual meeting of stockholders (the “2026 Annual Meeting”). The 2026 Annual Meeting will be held on June 17, 2026 at 9:00 a.m., Eastern Time, and will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the 2026 Annual Meeting by visiting www.cesonlineservices.com/nnup26_vm.

On or about April 30, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders (other than those who previously requested electronic or paper delivery of proxy materials), directing stockholders to a website where they can access our proxy materials, including this proxy statement and the 2025 Annual Report, and view instructions on how to vote. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

Additionally, all stockholders will have the ability to access the proxy materials via the Internet at www.cesonlineservices.com/nnup26_vm (during the 2026 Annual Meeting), www.sec.gov, and the Company’s website at www.nocopi.com, in the Investors & Financial section.

The information in our proxy materials relates to the Proposals to be voted on at the 2026 Annual Meeting.

General Information About the Meeting

This Proxy Statement and the enclosed Proxy card are being furnished by the Board for use at the 2026 Annual Meeting to be held Wednesday, June 17, 2026, at 9:00 a.m. Eastern Time. The Board has fixed the close of business on April 24, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the 2026 Annual Meeting or any adjournments thereof.

Attendance at the 2026 Annual Meeting

Attendance at the 2026 Annual Meeting or any adjournment or postponement thereof will be limited to stockholders of the Company as of the close of business on the Record Date and guests of the Company. You will not be able to attend the 2026 Annual Meeting in person at a physical location. In order to attend the virtual 2026 Annual Meeting, you will need to pre-register by 9:00 a.m. Eastern Time on June 16, 2026. To pre-register for the meeting, please follow these instructions:

1. Registered Stockholders. Stockholders of record as of the Record Date may register to participate in the 2026 Annual Meeting remotely by visiting the website www.cesonlineservices.com/nnup26_vm. Please have your Notice or proxy card, containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual 2026 Annual Meeting. Requests to register to participate in the 2026 Annual Meeting remotely must be received no later than Tuesday, June 16, 2026, at 9:00 a.m. Eastern Time.

2. Beneficial Stockholders. Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may register to participate in the 2026 Annual Meeting remotely by visiting the website www.cesonlineservices.com/nnup26_vm. Please have your Voting Instruction Form, Notice, or other communication containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual 2026 Annual Meeting. Requests to register to participate in the 2026 Annual Meeting remotely must be received no later than Tuesday, June 16, 2026, at 9:00 a.m. Eastern Time.

Information Concerning Solicitation and Voting

Our Board is soliciting proxies for the 2026 Annual Meeting and at any adjournments or postponements of the 2026 Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the 2026 Annual Meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers, and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally, by email, or by telephone.

If you have any question or need any assistance in voting your shares, please contact us at (610) 834-9600, or by email at hello@nocopi.com.

Outstanding Shares

As of the Record Date, we had outstanding 11,101,789 shares of common stock, par value $0.01 per share (the “common stock”). Each outstanding share of common stock is entitled to one vote on all matters to come before the 2026 Annual Meeting.

Our common stock is traded on the OTC Market (“OTCQB”) market under the symbol “NNUP”. Investors can find Real-Time quotes and market information on our Company on www.otcmarkets.com. Any over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

You do not need to attend the 2026 Annual Meeting to vote your common stock. Common stock represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Corporate Secretary a signed statement of revocation or a duly executed proxy card bearing a later date.

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QUESTIONS AND ANSWERS

Who can vote at the 2026 Annual Meeting? How many shares of common stock can vote?

The Board set April 24, 2026 as the Record Date. You can attend and vote at the 2026 Annual Meeting if you were a holder of our common stock at the close of business on the Record Date. On the Record Date there were 11,101,789 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on each item. Stockholders may not cumulate votes. In order to attend the virtual 2026 Annual Meeting, you will need to pre-register by June 16, 2026, at 9:00 a.m. Eastern Time.

A list of stockholders entitled to vote at the 2026 Annual Meeting will be open to the examination of stockholders for two (2) business days prior to the date of the 2026 Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time, at the office of the Corporate Secretary of the Company at 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406.

What if I have technical difficulties or trouble accessing the virtual 2026 Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual 2026 Annual Meeting website(s). If you encounter any difficulties accessing the virtual 2026 Annual Meeting website(s) during the check-in or meeting time, please call the technical support number that will be posted on the 2026 Annual Meeting login page.

Why are we holding the 2026 Annual Meeting?

As a matter of good corporate practice, and in compliance with applicable corporate law, we hold a meeting of stockholders annually. This year’s meeting will be held on June 17, 2026. There will be at least three items of business that must be voted on by our stockholders at the 2026 Annual Meeting, and our Board is seeking your proxy to vote on these items. This proxy statement contains important information about us and the matters that will be voted on at the 2026 Annual Meeting. Please read these materials carefully so that you have the information you need to make informed decisions.

Why is the 2026 Annual Meeting held in a virtual format?

We are holding our 2026 Annual Meeting in a virtual format. We believe that the virtual meeting format will facilitate stockholder attendance and participation at the 2026 Annual Meeting by enabling stockholders to participate remotely from any location.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we may furnish proxy materials, including this proxy statement and our 2025 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which we will begin mailing to our stockholders on or about April 30, 2026, will instruct you as to how you may access and review all of the proxy materials over the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

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What may I vote on?

The following Proposals are scheduled to be voted on at the meeting:

1. To elect one (1) Class II member of the Company’s Board of Directors (the “Board”) to serve for a three (3)-year term expiring at the 2029 Annual Meeting of Stockholders or until such director’s successor has been duly elected and qualifies. The nominee is Matthew C. Winger (“Proposal 1”).

2. To ratify the appointment of Stephano Slack LLC as our independent registered public accounting firm for the year ending December 31, 2026 (“Proposal 2”).

3. To vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement (“Proposal 3”).

4. To consider and act upon any other matter that may properly come before the 2026 Annual Meeting or any adjournment thereof.

Will any other business be presented for action by stockholders at the 2026 Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the 2026 Annual Meeting. If any other matters are properly brought before the 2026 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How does the Board recommend that I vote on each of the proposals?

Our Board recommends a vote “FOR” the director nominee (Proposal 1), “FOR” the ratification of the appointment of the appointment of Stephano Slack LLC as our independent registered public accounting firm for the year ending December 31, 2026 (Proposal 2), and “FOR” the non-binding approval of the compensation of our named executive officers (Proposal 3).

How do I vote my shares?

The answer depends on whether you own your shares of common stock directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own your shares directly (i.e., you are a “registered stockholder”): your proxy is being solicited directly by us, and you can vote in one of the following ways:

•	Vote by Internet. Follow the VOTE BY INTERNET instructions on your Notice or proxy card;

•	Vote by Mail. If you received (or requested and received) a printed copy of the proxy materials, follow the VOTE BY MAIL instructions on your proxy card (a postage-paid envelope is provided for mailing in the United States); or

•	Vote in person. Attend the virtual 2026 Annual Meeting and vote online during the 2026 Annual Meeting.

If you hold your shares through a broker, bank or other nominee: If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares virtually at the 2026 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares virtually at the 2026 Annual Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet. Please refer to the instructions provided with your voting instruction card for information about voting.

Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

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What is a proxy? Who will be the proxy holders and how will they vote?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy Matthew C. Winger, our Chief Executive Officer. He may act on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to virtually attend the 2026 Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board contained in this Proxy Statement.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1. “FOR” the approval of the director nominee;

2. “FOR” the ratification of the appointment of Stephano Slack LLC as our independent registered public accounting firm for the year ending December 31, 2026; and

3. “FOR” the non-binding approval of the compensation of our named executive officers.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the 2026 Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

How can I get electronic access to proxy materials?

Stockholders may choose to access our proxy materials on the website referred to in the Notice. Also, the Company’s proxy materials are available at www.cesonlineservices.com/nnup26_vm (during the 2026 Annual Meeting), and at www.nocopi.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this Proxy Statement.

What constitutes a quorum?

The presence in person or by proxy at the 2026 Annual Meeting of the holders of one third of the shares of our common stock outstanding as of the Record Date will constitute a quorum. Votes of common stock of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Can I revoke or change my voting instructions before the meeting?

For shares that are held in “street name”, the stockholder must follow the directions provided by its bank, broker or other intermediary for revoking or modifying voting instructions. For shares that are registered in the stockholder’s own name, the proxy may be revoked by written notification to the Company Secretary prior to its exercise and providing relevant name and account information, submitting a new proxy card with a later date (which will override the earlier proxy) or voting in person at the 2026 Annual Meeting.

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What are broker “non-votes”?

A “broker non-vote” occurs when a broker who holds its customer’s shares in the name of a brokerage submits proxies for such shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any voting instructions from their customers. Without specific instructions, U.S. brokers, as the holders of record, are permitted to vote their customers’ shares on “routine” matters only, but not on other matters. Your broker nominee will be able to vote on the ratification of our independent registered public accounting firm even if it does not receive your instructions. With respect to our proxy materials your broker will not be able to vote your shares on any matter other than Proposal 2 without your specific instructions and any shares voted will be broker non-votes with respect to the other proposals.

What effect on the outcome of the voting on the other proposals will broker “non-votes,” and abstentions have?

Broker “non-votes” and abstentions will not be counted as votes cast and, therefore, will have no effect on the outcome of the voting on any of the proposals other than Proposal 2.

What vote is required to approve each item?

The following table sets forth the voting requirement with respect to each of the Proposals at the 2026 Annual Meeting:

Proposal 1 — Approval of the Director Nominee

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Proposal 2 — Ratification of Independent Accounting Firm	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Proposal 3 — Advisory Vote on Executive Compensation	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Where can I find the results of the meeting?

We will report the final voting results within four business days of the 2026 Annual Meeting on a Current Report on Form 8-K. You can access that Current Report on Form 8-K and our other SEC filings at our website at www.nocopi.com or at the SEC’s website at www.sec.gov. The information provided on those websites is for information purposes only and is not incorporated by reference in this Proxy Statement.

What percentages of stock do the directors and officers own?

Together, they own approximately 4.2% of our Company common stock as of the Record Date. For information regarding the ownership of our common stock by management, see the section entitled “Voting Securities and Principal Holders Thereof” elsewhere in this Proxy Statement.

Who will pay the cost of this Proxy Solicitation?

We will pay the costs of our proxy solicitation. Proxies are being solicited primarily by mail, but, in addition, our officers and employees may solicit proxies in person, by telephone or electronically.

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Where can I find general information about the Company?

General information about us can be found on our website located at www.nocopi.com. The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Proxy Statement and should not be considered part of this proxy statement or any other report that we file with the SEC. We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

What does it mean if I get more than one Notice or copies of proxy materials?

It means that you hold shares registered in more than one account. You must return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one Notice or one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice or proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy materials. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders may contact:

Corporate Secretary
Nocopi Technologies, Inc.
480 Shoemaker Road, Suite 104
King of Prussia, PA 19406
Telephone: (610) 834-9600

Stockholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should likewise contact the Company using the above information or brokerage firm, bank, broker-dealer or other similar organization.

Whom should I contact with other questions?

You may obtain information from us by making a request by telephone or in writing at the address of our Corporate Secretary set forth above.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE 2026 ANNUAL MEETING.

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INFORMATION REGARDING DIRECTORS, EXECUTIVE
OFFICERS AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS

The Board is elected by our stockholders to oversee the management of the business and affairs of the Company. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved for or shared with stockholders. The Board appoints our executives, who are charged with conducting the business and affairs of the Company, subject to oversight by the Board. The Board opted-in to Section 3-803 of the Maryland General Corporation Law on October 28, 2021, which classified the Board into three (3)-year staggered terms. In accordance with that resolution and the Company’s Second Amended and Restated Bylaws (“Bylaws”), the directors of the Company will serve three (3)-year staggered terms. The Board has fixed the size of the Board at three (3) members. The three (3) current directors of the Company are Matthew Winger, Kevin Westenburg and Eric Sites.

Our Board is divided into three classes. As provided in our Bylaws, each director is elected to serve for a three (3) year term and until such director’s successor is duly elected and qualified, except in the event of such director’s death, resignation, removal or earlier termination of such director’s term of office.

Matthew C. Winger is the current Class II director and his term expires at the 2026 Annual Meeting. Accordingly, the Board of Directors has nominated Mr. Winger for re-election as a Class II director with a new term which will expire at the 2029 annual meeting. The Board believes that Mr. Winger’s extensive knowledge of the Company’s operations as Chief Executive Officer as well as his knowledge of public and private markets makes him well suited to serve as a member of our Board.

The names of our directors, including the director nominee, and certain information about each of them are set forth below.

The Company’s Board may evaluate individuals in the future to consider additional members for our Board following the 2026 Annual Meeting. Any such additional Directors would be designated as Class II Directors.

Identity of Directors

Name	Age	Position	Director Since	Director Term/ Class/Expires	Independent
Matthew C. Winger	42	Chief Executive Officer and Chairman of the Board	2022	3 years/ Class II/ 2026	No
Kevin Westenburg	32	President and Director	2025	3 years/ Class III/ 2027	No
Eric Sites	47	Director	2025	3 years/ Class I/ 2028	Yes

Matthew C. Winger, 42, has served as a director since March 2022 and as our Chief Executive Officer and Chairman since March 2025. Mr. Winger has also served as a Director of Kennedy Lewis Investment Management LLC since September 2025. Prior to that, he served as Executive Vice President of Corporate Development from October 2022 to March 2025. Mr. Winger also previously served as a Managing Director of Douglas Elliman Inc., from October 2024 to July 2025. Mr. Winger was the Director of Investments for M2A Family Office, a position he held from November 2020 until October 2024, where he evaluated public and private market investment opportunities for equity, debt, and real estate sectors, as well as provided support to portfolio investments across operations and company management. Prior to joining M2A Family Office, Mr. Winger was Director of Investments at a private venture supporting investment analysis and capital allocation. Earlier in his career, Mr. Winger was Senior Research Analyst at Fairholme Capital Management working directly with the CIO in executing a deep dive, fundamental strategy across public securities of distressed and special situation opportunities. Prior to this, Mr. Winger held various roles at TIAA-CREF, Loeb Partners and Countrywide Commercial Real Estate Finance. Mr. Winger earned a Bachelor of Science degree from the Kelley School of Business at Indiana University and an M.B.A. from New York University’s Stern School of Business. He is a CFA Charterholder and a member of the CFA Society Miami, as well as a volunteer with Big Brothers Big Sisters of Miami. The Board believes that Mr. Winger’s extensive knowledge of the Company’s operations as Chief Executive Officer as well as his knowledge of public and private markets makes him well suited to serve as a member of our Board.

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Kevin Westenburg, 32, has served as our President and a director since June 2025, and is currently the founder of WestCam Partners, a financial advisory firm he founded in 2024 that specializes in restructuring consulting services. Prior to this, Mr. Westenburg was a senior member of the investment team at Kennedy Lewis Investment Management from 2019 to 2024, where he focused on underwriting new investments as well as operational restructurings and financial recapitalizations across consumer, financial services, and industrial companies. Prior to Kennedy Lewis Investment Management, Mr. Westenburg worked at Grant Thornton LLP from 2016 to 2018, where he worked on financial statement audits across the insurance, industrial, and healthcare sectors. Mr. Westenburg earned a Master of Science degree in Finance from Boston College and a Bachelor of Science degree in Accounting from Towson University. He is a former Certified Public Accountant. The Board believes that Mr. Westenburg’s auditing and transactional experience makes him well suited to serve as a member of our Board.

Eric Sites, 47, has served as a director since December 2025, and is a Vice President at Horizon Kinetics Holding Corp. Mr. Sites joined Horizon Kinetics in 2004 and is a Portfolio Manager and Research Analyst for the firm. Mr. Sites previously served as a Director for Canadian Securities Exchange, Bermuda Stock Exchange, Consensus Mining and Seigniorage Company, and Renn Fund. He is currently a Director of IL&FS Securities Services Ltd (ISSL) of India. Mr. Sites received a BA from Southern Illinois University in 2000 and an MA from Columbia University, Teachers College in 2002. The Board believes that Mr. Site’s analytical and investment background makes him well suited to serve as a member of our Board.

Transactions with Related Persons

On September 11, 2023, the Company engaged Phillip Frost, the trustee of Frost Gamma Investments Trust, a beneficial owner of greater than 5% of our outstanding voting securities, as a consultant to provide general advisory services to the Company for a three-year period ending on September 11, 2026. In consideration for providing the advisory services, the Company shall issue Frost Gamma Investments Trust an aggregate of 65,790 shares of Common Stock (the “Advisory Shares”). The Advisory Shares shall be issued annually ratably over the three-year period.

Review, approval or ratification of transactions with related persons

Our Company does not have any formal written policies or procedures for related party transactions, however in practice, our Board reviews and approves all related party transactions and other matters pertaining to the integrity of management, including potential conflicts of interest, trading in our securities, or adherence to standards of business conduct.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all applicable Section 16(a) filing requirements were complied with on a timely basis, except for an untimely Form 3 filed by Kevin Westenburg on July 1, 2025, reflecting an event date of June 10, 2025, partly due to a delay in obtaining Mr. Westenburg’s EDGAR codes.

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Legal Proceedings

During the past ten years, none of our directors or executive officers have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

To the best of our knowledge, there is no material proceeding to which any director, director nominee or executive officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associate of such director, nominated director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

CORPORATE GOVERNANCE

Code of Ethics

Our Company has adopted a Code of Ethics that applies to its Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and persons performing similar functions. A copy of our Company’s Code of Ethics is filed as Exhibit 14.1 our 2025 Annual Report and can also be found on our website at www.nocopi.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this Proxy Statement.

If we make any amendment to the Code Ethics or grant any waivers, including any implicit waiver, from a provision of the Code Ethics, we will disclose the nature of such amendment or waiver on our website to the extent required by the rules and regulations of the SEC.

Insider Trading Policy

We have adopted an Insider Trading Policy which governs the purchase, sale and/or any other dispositions of our securities by us and our directors, officers and employees and is reasonably designed to promote compliance with insider trading laws, rules and regulations. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our 2025 Annual Report.

Changes to Director Nomination Procedures

None.

Director Independence

Although we are currently traded on the Over-the-Counter Markets, our Board has reviewed each of the Directors’ relationships with the Company in conjunction with NASDAQ Listing Rule 5605(a)(2) that provides that an “independent director” is ‘a person other than an Executive Officer or employee of our Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board has affirmatively determined that Eric Sites is an independent director in that he is independent of management and free of any relationship that would interfere with their independent judgment as members of our Board. In making such determination, the Board considered the relationships that Mr. Sites had with our Company and all other facts and circumstances that our Board deemed relevant in determining Mr. Site’s independence. The members of our Board who are not an “independent director” are Matthew C. Winger and Kevin Westenburg as a result of their respective executive officer status with our Company.

Family Relationships

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

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Risk Management

The Board has an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with each. The Board is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks and those risks related to cybersecurity threats. The Board manages risks associated with Board independence and potential conflicts of interest.

Board Leadership Structure

Our Bylaws provide the Board with flexibility to combine or separate the positions of Chair of the Board of Directors and Principal Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that one person, Matthew C. Winger, serves as our Chief Executive Officer and Chairman of the Board of Directors. Mr. Winger serves as our Principal Executive Officer and is responsible for the overall general management of the Company and supervision of Company policies, setting the Company’s strategies, formulating and overseeing the Company’s business plan, raising capital, expanding the Company’s management team and the general promotion of the Company. He also performs certain functions related to our corporate governance, including coordinating certain board activities, setting relevant items on the agenda and ensuring adequate communication between the Board and management, which he does in conjunction with the other independent directors. Our Board has determined that presently, this leadership structure is appropriate for the size of our Company. Also, due to the smaller size of our Board, our Company has no lead independent director.

Board and Annual Meeting Attendance

During 2025, the Board held nine meetings of the full Board. Each director attended 100% of the aggregate number of meetings of the Board and committees of the Board on which he or she served from the respective dates of appointment. The Board also acted at times by unanimous written consent, as authorized by our Bylaws and Maryland General Corporation Law.

We have no policy regarding the attendance of the members of our Board at our annual meetings of security holders. Both of our directors at such time attended the Company’s 2025 Annual Meeting of Stockholders.

Committees

The Company currently only maintains one committee of the Board, its Audit Committee, which is described in more detail below. As a result of our smaller sized Board and the small number of executive officers involved with our Company, our Company does not have a separately designated nominating or compensation committee or committee performing similar functions; therefore, our full Board currently serves in these capacities.

Audit Committee

Our Company has established a standing audit committee that makes recommendations to our Board regarding the selection of an independent registered public accounting firm, reviews the results and scope of the Company’s audits and other accounting-related services and reviews, oversight of our risk assessment, risk management and cybersecurity risks, and evaluates the Company’s internal control functions. Our Board has adopted an Audit Committee charter specifically setting forth these responsibilities of the Audit Committee, which are consistent with the applicable rules and regulations of the SEC. A copy of the Audit Committee charter is available on our website at www.nocopi.com.

Our audit committee is currently comprised of Matthew Winger, Kevin Westenburg and Eric Sites, with Mr. Westenburg serving as the chair. Mr. Sites is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules for Audit Committee purposes. Messrs. Winger and Westenburg are not “independent” within the aforementioned standards. Our Board has designated Mr. Sites as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. During 2025, the Audit Committee did not hold any meetings, but acted by unanimous written consent at various times, as authorized by our bylaws and Maryland General Corporation Law.

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Audit Committee Report

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

The audit committee has reviewed and discussed the audited financial statements with management.

The audit committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission.

The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to in the paragraphs above, the audit committee recommended to the Board that the audited financial statements be included in the Company’s 2025 Annual Report on Form 10–K for the last fiscal year for filing with the SEC.

This Audit Committee Report has been furnished by the Audit Committee of the Board.

Matthew Winger

Kevin Westenburg

Eric Sites

Anti-Hedging

Our Company does not currently have a policy prohibiting employees, officers, or directors from engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

EXECUTIVE OFFICERS

Executive Officers

Name	Age	Position
Matthew C. Winger	42	Chief Executive Officer and Chairman of the Board
Kevin Westenburg	32	President and Director
Terry W. Stovold	64	Chief Operating Officer
Debra E. Glickman	59	Chief Financial Officer

The business experience of Mr. Winger is described above under the caption “Board of Directors.”

The business experience of Mr. Westenburg is described above under the caption “Board of Directors.”

Terry W. Stovold, 64, has served as our Chief Operating Officer since July 2014, and has been employed by our Company for more than thirty years. Mr. Stovold previously served as our Company’s Director of Operations and Sales. Mr. Stovold received a Forestry Technician College degree from Algonquin College in Pembroke, Ontario, Canada and studied business at McGill University in Montreal, Canada. He holds numerous U.S. and foreign patents in the fields of printing technology and printing inks.

Debra E. Glickman, 59, has served as our Chief Financial Officer since June 2023. Prior to Nocopi, Ms. Glickman joined M2A Family Office in 2020 as the Chief Financial Officer. Prior to joining M2A, Ms. Glickman spent seven years as the CFO for Harbor Group Consulting LLC where she led numerous functions including accounting, financial, operations, and human resources. Prior to this role, Ms. Glickman spent thirteen years as Vice President and Chief Investment Officer of Sterling/Carl Marks Capital, Inc. and CMNY Capital II, LP (Carl Marls & Co., Inc), Small Business Investment Companies licensed by the SBA specializing in small to mid-market growth capital investments for internal expansion and acquisition strategies. Ms. Glickman earned a Bachelor of Science Degree in Accounting from the University of Maryland. She enjoys volunteering for fundraising events for the Diabetes Research Institute Foundation and The Breast Cancer Research Foundation-Play for P.I.N.K.

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EXECUTIVE AND DIRECTOR COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our Named Executive Officers for the fiscal years ended December 31, 2025 and 2024.

Summary Compensation Table

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($)(e)	All other compensation ($)(f)	Total ($) (g)
Michael S. Liebowitz Former CEO and Chmn. of the Board (1)	2025	—	—	—	—	—
	2024	150,000	—	447,500	—	597,500
Terry W. Stovold Chief Operating Officer (2)	2025	73,500	3,000	—	139,700	216,200
	2024	75,000	5,000	—	184,600	264,600
Matthew C. Winger Current CEO and Chmn. of the Board. (3)	2025	117,700	—	7,500	—	125,200
	2024	120,000	—	100,200	—	220,200
Debra E. Glickman Chief Financial Officer (4)	2025	122,600	15,600	15,000	—	153,200
	2024	125,000	15,600	8,400	—	149,000

1.	Mr. Liebowitz was originally appointed our Chief Effective Officer on August 18, 2023. In connection with his appointment, on October 16, 2023, Mr. Liebowitz entered into a written employment agreement, effective retroactively to August 18, 2023 under which he served as President and Chief Executive Officer of the Company for a period of five years with successive one year renewal terms. In consideration for serving as Chief Executive Officer, Mr. Liebowitz was entitled to an annual base salary of $400,000, which was effective retroactively as of the commencement of his term, August 18, 2023. Mr. Liebowitz voluntarily reduced his annual base salary to $150,000, effective December 30, 2023. In addition, Mr. Liebowitz was entitled to a one-time equity award of 1,000,000 restricted stock units (“RSUs”) of the Company’s common stock (the “Prior Grant”) valued at $3,580,000, which was the fair value of our common stock at grant date of October 10, 2023, which award vested in its entirety on August 18, 2024. On August 16, 2024, Mr. Liebowitz agreed to cancel and forfeit the Prior Grant and, in lieu of the Prior Grant, the Company granted Mr. Liebowitz 1,649,769 RSUs (the “Replacement Grant”), pursuant to and subject to the Company’s 2024 Equity Incentive Plan (the “2024 Plan”) and an award agreement, as approved by the Board of Directors. The fair market value of the Replacement Grant was $3,580,000, which was determined based on the closing price of the Company’s common stock on the grant date. The shares of common stock underlying the Replacement Grant were scheduled to vest ratably and quarterly over a two-year period beginning on August 16, 2024. The cancellation and issuance of the Replacement Grant was treated as a modification of an award under FASB ASC 718. This modification resulted in an incremental fair value of $1,410,000, calculated as the difference between the fair value of the Replacement Grant and the fair value of the Prior Grant on the modification date. The incremental fair value was expected to be recognized as additional compensation expense on a straight-line basis over the new two-year vesting period. The Company will relieve the stock compensation liability on a proportional basis as the Replacement Grant vests. On December 23, 2024, the executive agreed to forfeit to the Company all remaining 1,443,548 shares underlying the unvested RSUs outstanding under the Replacement Grant. The fair market value of $3,132,500 was recorded as a credit to equity and a debit to stock compensation payable. On February 26, 2025, Michael S. Liebowitz notified the Board of his resignation as Chairman of the Board and Chief Executive Officer of the Company, effective immediately.

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2.	Mr. Stovold entered into a written employment agreement effective April 1, 2011 under which he served as our Company’s Director of Operations and Sales for an initial term of three years with successive one year renewal terms and in July 2014, our Board appointed Mr. Stovold as Chief Operating Officer of the Company. The employment agreement provides for a base salary set by the Board, which is currently set at $75,000 per year, along with a commission of seven percent (7%) on sales generated by his efforts. The amount in column (f) reflects Mr. Stovold’s commissions on sales. In certain situations, including but not limited to a change in control, Mr. Stovold may be eligible to receive his base salary for a period of up to six months following the termination of employment. The employment agreement prohibits him from competing with our Company during the term of the agreement and for one year after the termination of his employment with our Company. As of December 31, 2025, Mr. Stovold was owed approximately $120,700 of commissions payable through 2028 related to sales realized through 2025 as a result his efforts of which approximately $66,500 is currently payable.
3.	Mr. Winger entered into a written employment agreement effective October 1, 2022 under which he served as our Executive Vice President of Corporate Development for an initial term of two years with successive two year renewal terms. The employment agreement provided for a base salary set by the Board, which was set at $125,000 per year. On December 22, 2024, the Board adjusted Mr. Winger’s salary to $120,000, and the Company issued 60,000 shares to Mr. Winger for his services for 2024 with a fair market value of $100,200. The compensation included for Mr. Winger above represents his compensation for services rendered as Executive Vice President of Corporate Development for 2024. On March 4, 2025, the Board appointed Mr. Winger as the Company’s Chairman of the Board and Chief Executive Officer (and principal executive officer), effective immediately, to fill the vacancy created by Mr. Liebowitz’s resignation.

4.	Ms. Glickman receives a base salary of $125,000 per year, along with a discretionary bonus determined by the Board. On December 24, 2024, the Company issued 5,000 shares to Ms. Glickman with a fair market value of $8,400, which is included in her compensation for 2024. On December 24, 2025 and December 29, 2025, the Company issued 10,000 shares to Ms. Glickman with a fair market value of $15,000, which is included in her compensation for 2025.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2025, the following equity awards to our directors and named executive officers were outstanding:

Name	Number of shares or units of stock that have not vested (#)(1)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Matthew C. Winger	5,000	$7,500	—	—
Kevin Westenburg	10,000	$15,000	—	—
Eric Sites	—	—	—	—
Debra E. Glickman	5,000	$7,500	—	—
Terry W. Stovold	—	—	—	—

1.	Consists of restricted stock units, which will vest on December 29, 2026.

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Policies and Practices Related to the Grant of Certain Equity Awards

In response to Item 402(x)(1) of Regulation S-K, we have not granted new awards of stock options, stock appreciation rights, or similar option-like instruments within four business days before or one business day after the release of a Quarterly Report on Form 10-Q, Annual Report on Form 10-K, or Current Report on Form 8-K that discloses material nonpublic information. Accordingly, we have no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by us. In the event that we determine to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

Director Compensation

The following table summarizes compensation earned by our Company’s directors for the year ended December 31, 2025. All directors have been and will be reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board or other activities undertaken by them on behalf of our Company.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Michael S. Liebowitz(1)	—	—	—	—	—	—	—
Matthew C. Winger(1)	—	—	—	—	—	—	—
Jacqueline J. Goldman(2)	—	—	—	—	—	—
Kevin Westenburg(3)	—	—	—	—	—	—	—
Eric Sites(4)	—	—	—	—	—	—	—

1.	During 2025, Mr. Liebowitz and Mr. Winger each served as an executive officer and a director. Messrs. Liebowitz and Winger did not receive any additional compensation for their services rendered as directors of the Company in 2025. Mr. Liebowitz resigned from the Board, effective February 26, 2025.

2.	Ms. Goldman resigned from the Board, effective June 13, 2025.

3.	During 2025, Mr. Westenburg served as an executive officer and a director. Mr. Westenburg did not receive any additional compensation for his services rendered as a director of the Company in 2025.

4.	Mr. Sites was appointed to the board, effective December 15, 2025.

All directors receive compensation in accordance with the Company’s director compensation policy. Pursuant to this program, each director receives an annual cash retainer in the amount of $3,000 for service as a director. On December 22, 2025, the Board of Directors modified the annual director fees to an annual cash retainer of $50,000 and 30,000 RSUs for each year of board service. For 2025, Messrs. Liebowitz, Winger and Westenburg, as current or former executives of the Company, agreed to waive all board fees.

Compensation Policies and Practices as They Relate to Our Risk Management

No risks arise from our Company’s compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on our Company.

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) for the fiscal years listed below.

Pay Versus Performance Table

(a) Year	(b) Summary Compensation Table Total for PEO ($)	(c) Compensation Actually Paid to PEO ($)	(d) Actual Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	(e) Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)
2025	117,700	117,700	354,400	354,400
2024	150,000	150,000	384,600	384,600
2023	223,800	223,800	379,200	379,200

•	During 2025, our Chief Executive Officers were Michael S. Liebowitz and Matthew C. Winger. During 2024, our Chief Executive Officer was Michael S. Liebowitz. During 2023, our Chief Executive Officers were Michael A Feinstein, M.D. and Michael S. Liebowitz.

•	During 2025, our remaining NEO’s consisted of Debra E. Glickman, Chief Financial Officer, and Terry W. Stovold, Chief Operating Officer. During 2024 and 2023, our remaining NEO’s consisted of Terry W. Stovold, Chief Operating Officer, and Mathew C. Winger, Executive Vice President of Corporate Development.

Change in Control Arrangements

We are not aware of any arrangements that could result in a change of control.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth, as of the Record Date, the stock ownership of (1) each person or group known to our Company to beneficially own 5% or more of our common stock and (2) each director and executive officer individually, and (3) all directors and executive officers of our Company as a group.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table below has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Except as otherwise indicated, the address of each of the persons in the table below is c/o Nocopi Technologies, Inc., 480 Shoemaker Road, Suite 104, King of Prussia, Pennsylvania 19406.

Common Stock

Name of Beneficial Owner	Number Of Shares Beneficially Owned	Percentage of Class (1)(2)
5% Stockholders
Michael S. Liebowitz 125 Ocean Drive, Apt. 703 Miami Beach, FL 33139 (3)	3,232,455	29.1%
Joseph S. Steinberg c/o Jefferies Financial Group 520 Madison Avenue New York, NY 10022 (4)	1,445,851	13.0%
Philip N. Hudson P.O. Box 160892 San Antonio, TX 19018 (5)	563,792	5.1%
Phillip Frost, M.D. 4400 Biscayne Blvd, Suite 1500 Miami, Florida 33137 (6)	1,489,712	13.4%
Directors and Executive Officers
Kevin Westenburg	200,533	1.8%
Debra E. Glickman	15,280	*
Matthew C. Winger	245,916	2.2%
Terry W. Stovold	1,200	*
Eric Sites	—	*
All Executive Officers and Directors as a Group (five (5) individuals)	462,929	4.2%

*	Less than 1%.

(1)	Where the Number of Shares Beneficially Owned (reported in the preceding column) includes shares which may be purchased upon the exercise of outstanding stock options and warrants which are or within sixty days will become exercisable (“presently exercisable options”) or the vesting of outstanding restricted stock units within sixty days of the date hereof, the percentage of class reported in this column has been calculated assuming the exercise of such presently exercisable options or vesting of outstanding restricted stock units, as applicable.

(2)	Based on 11,101,789 shares of common stock outstanding on April 24, 2026, the Record Date.

(3)	The shares are held directly by MSL 18 HOLDINGS LLC and indirectly by Michael S. Liebowitz, who has sole voting and dispositive control of MSL 18 HOLDINGS LLC.

(4)	Based upon a Form 4 filed on June 10, 2025.

(5)	Based upon a Schedule 13D/A filed August 10, 2022 by SRK Fund I, LP.

(6)	Based on Form 4 filed on September 15, 2025 by Phillip Frost, M.D. and Frost Gamma Investments Trust. Includes 1,489,712 Common Shares held by Frost Gamma Investments Trust (“FGIT”). Dr. Phillip Frost is the trustee of FGIT.

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Securities Authorized for Issuance under Equity Compensation Plans

The following table contains information as of December 31, 2025 with respect to compensation plans under which any of our equity securities are authorized for issuance. This table includes information as of December 31, 2025 with respect to our equity securities under the 2024 Plan, which was approved by our stockholders at the 2024 Annual Meeting of Stockholders.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted- average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
	(a)	(b)	(c)
Equity compensation plans approved by securityholders	41,930	—	1,624,125
Equity compensation plans not approved by securityholders	—	—	—
Total	41,930	—	1,624,125

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PROPOSAL ONE

ELECTION OF DIRECTOR

Our directors hold office until the end of their respective terms or until their successors have been duly elected and qualified, or until their earlier death, resignation, removal or retirement. Our executive officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors.

 Our Board of Directors consists of three (3) directors, who are divided into three classes. As provided in our Bylaws, each director is elected to serve for a three (3) year term and until such director’s successor is duly elected and qualified, except in the event of such director’s death, resignation, removal or earlier termination of such director’s term of office. The Board believes that a classified Board of Directors provides continuity and stability in pursuing the Company's policies and strategies and reinforces its commitment to long term perspective and value creation.

Nominee for Election as Director

At the time of the 2026 Annual Meeting, our Board of Directors will consist of three (3) directors. The Board has fixed the size of the Board at three (3) members. The three (3) current directors of the Company are Matthew Winger, Kevin Westenburg and Eric Sites. At the 2026 Annual Meeting, the stockholders will elect: one (1) Class II director to serve until the 2029 Annual Meeting or until his successor has been duly elected and qualifies, or until his earlier death, resignation, removal or retirement.

The Board proposes that the individual listed below as a Class II nominee be elected as a Class II director. The nominee has agreed to serve if elected, and our Board of Directors has no reason to believe that the nominee will be unavailable or will decline to serve. In the event, however, that the nominee is unable or declines to serve as a director at the time of the 2026 Annual Meeting, the proxies will be voted for any nominee who is selected by the current Board of Directors to fill the vacancy.

The Board of Directors may evaluate individuals in the future to consider additional members for our Board of Directors following the 2026 Annual Meeting, although there is no current active candidate search. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The name of the Class II nominee is set forth below:

Name	Age	Position	Director Since	Director Term/ Class/Expires	Independent
Matthew C. Winger	42	Chair of the Board of Directors; Chief Executive Officer	2022	3 years/ Class II/ 2026	No

The Board believes that Mr. Winger’s extensive knowledge of the Company’s operations as Chief Executive Officer as well as his knowledge of public and private markets makes him well suited to serve as a member of our Board.

Director Not Standing for Election

The names of the directors who are not standing for election at the 2026 Annual Meeting are the Class III and Class I directors, whose term expires in 2027 and 2028, respectively:

Name	Age	Position	Director Since	Director Term/ Class/Expires	Independent
Kevin Westenburg	32	President and Director	2025	3 years/ Class III/ 2027	No
Eric Sites	47	Director	2025	3 years/ Class I/ 2028	No

Vote Required

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of the above Nominee.

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PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2026

We are asking stockholders to ratify the appointment of Stephano Slack LLC (“Stephano Slack”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Stephano Slack LLC was our independent registered public accounting firm for our fiscal year ended December 31, 2025 and 2024. Representatives of Stephano Slack LLC will not be present at the 2026 Annual Meeting.

The aggregate fees billed for professional services by Stephano Slack during 2025 and 2024 were as follows:

Stephano Slack LLC

	2025	2024
Audit Fees	$68,000	$35,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$—	$—

Audit Fees

The aggregate fees billed for the years ended December 31, 2025 and December 31, 2024 for professional services rendered by Stephano Slack for the audit of our Company’s annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q or services that are normally provided by Stephano Slack and Morison Cogen in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Fees billed for the years ended December 31, 2025 and December 31, 2024 for assurance and related services rendered by Stephano Slack that are reasonably related to the performance of the audit or review of our Company’s financial statements and are not reported under the category Audit Fees described above.

Tax Fees

Fees billed for the years ended December 31, 2025 and December 31, 2024 for tax compliance, tax advice and tax planning services rendered by Stephano Slack. The fees relate primarily to services provided in connection with our Company’s annual tax return.

All Other Fees

Fees billed for the years ended December 31, 2025 and December 31, 2024 for products and services provided by Stephano Slack, other than the services reported in the Audit Fees, Audit-Related Fees, and Tax Fees categories above.

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Audit Committee Approval

All the services performed by Stephano Slack that are described above were pre-approved by the Company’s Audit Committee. The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis.

None of the hours expended on Stephano Slack’s engagement to audit the Company’s financial statements for the years ended December 31, 2025 and December 31, 2024 were attributed to work performed by persons other than Stephano Slack’s full-time, permanent employees.

Change in Certifying Accountant

On September 30, 2024, Morison Cogen LLP (“Morison Cogen”) notified the Company that it had resigned from its role as the Company’s independent registered public accounting firm, effective September 30, 2024, in connection with Morison Cogen’s decision to cease providing audit services to all publicly traded companies.

Morison Cogen’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and December 31, 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim period through September 30, 2024, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Morison Cogen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Morison Cogen’s satisfaction, would have caused Morison Cogen to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On October 4, 2024, the Company notified Stephano Slack that the Company’s Audit Committee had selected Stephano Slack to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (including the interim period ended September 30, 2024).

During the Company’s fiscal years ended December 31, 2023 and the subsequent interim period through September 30, 2024, neither the Company nor anyone on its behalf has consulted with Stephano Slack LLC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Stephano Slack concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We provided Morison Cogen with a copy of the disclosure under this heading “Change in Certifying Accountant” prior to filing a Current Report on Form 8-K containing such disclosure with the SEC on October 4, 2024 and requested that Morison Cogen furnish us with a letter addressed to the SEC stating whether or not it agreed with the statements reported pursuant to Item 304(a) of Regulation S-K in such Current Report on Form 8-K. A copy of Morison Cogen’s letter to the SEC dated October 4, 2024 was attached as Exhibit 16.1 to the Current Report on Form 8-K filed by us on October 4, 2024.

Vote Required

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the proposal to ratify the appointment of Stephano Slack to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

20

PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K and in accordance with the SEC’s rules. This proposal, which may be referred to as a “say-on-pay” proposal, is required by Section 14A of the Exchange Act, which was put in place by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

The Board is asking our stockholders to approve a non-binding advisory vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement dated April 30, 2026 is hereby approved.”

Though this proposal calls for a non-binding advisory vote, our Board values the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the resolution approving the compensation of the Company’s named executive officers.

21

SOLICITATION

The cost of preparing and soliciting proxies will be borne by us. Solicitation on behalf of the Board will be made primarily by mail, but stockholders may be solicited by telephone, e-mail, other electronic means, or personal contact. Copies of materials for the 2026 Annual Meeting will be supplied to brokers, dealers, banks and voting trustees, or their nominees, for the purpose of soliciting proxies from beneficial owners.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the stockholders at the 2026 Annual Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the person named in the proxies or their substitutes. All stockholders are urged to complete, sign and return the proxy card.

ANNUAL REPORT

The 2025 Annual Report is enclosed herewith. This report does not form any part of the material for solicitation of proxies.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the SEC and the Company’s Bylaws.

In accordance with SEC Rule 14a-8, in order for stockholder proposals to be included in our proxy statement for the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”), we must receive them at our principal executive offices, 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406, by December 31, 2026, being 120 days prior to the date of the first anniversary of the date of our proxy statement for the 2026 Annual Meeting. Stockholder proposals (including recommendations of nominees for election to the board of directors), other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, in order to be voted on at the 2026 Annual Meeting, must be received by us not earlier than January 18, 2027 and not later than February 17, 2027 being, respectively, 150 days and 120 days prior to the date of the first anniversary of the 2026 Annual Meeting of Stockholders. In the event that the 2027 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2026 Annual Meeting of Stockholders, notice by a stockholder in order to be timely must be so received not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of: (i) the 120th day prior to such annual meeting; or (ii) the 10th day following the day on which public disclosure of the date of such annual meeting is first made by the Company. Stockholders are also advised to review our bylaws, which contain additional requirements with respect to the advance notice of stockholder proposals and director nominations. Our advance notice bylaw provisions do not apply to stockholder proposals made in compliance with SEC Rule 14a-8. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to us no later than April 18, 2027 that sets forth the information required by SEC Rule 14a-19 in accordance with the provisions of SEC Rule 14a-19; however, Rule 14a-19’s notice requirement does not override or supersede the longer notice period established by our Bylaws, and the longer time period contained in our Bylaws controls.

If a stockholder notifies us of an intent to present a proposal at the 2027 Annual Meeting at any time after March 16, 2027 (and for any reason the proposal is voted on at that meeting), it will be considered untimely and our proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in our proxy materials.

22

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders who desire to communicate with the Board, or a specific director, may do so by sending the communication addressed to either the Board or any director, c/o Nocopi Technologies, Inc. 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406. These communications will be delivered to the Board, or any individual director, as specified.

HOUSEHOLDING OF PROXY MATERIALS

The SEC permits a single set of annual reports to security holders, proxy statements, or Notices of Internet Availability of Proxy Materials, as applicable, to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, unless any stockholder at that address has given the broker contrary instructions. However, if any beneficial stockholder residing at an address of which two or more stockholders reside wishes to receive a separate annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, in the future, or if any beneficial stockholder that elected to continue to receive separate annual reports to security holders, proxy statements, or Notices of Internet Availability of Proxy Materials, as applicable, wishes to receive a single annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, in the future, that stockholder should contact his or her broker or send a request to our Corporate Secretary at our principal executive offices, 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406, telephone number (610) 834-9600. We will deliver, promptly upon written or oral request to our Corporate Secretary, a separate copy of an annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

By Order of the Board of Directors,

Sincerely, /s/ Matthew C. Winger Matthew C. Winger Chief Executive Officer and Chair of the Board of Directors

23

ANNUAL MEETING OF STOCKHOLDERS OF

NOCOPI TECHNOLOGIES, INC.

June 17, 2026

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at equiniti.com/us/ast-access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended, are available at www.astproxyportal.com/ast/26972

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

00000303030000001000 1 061726

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEE:	FOR	AGAINST	ABSTAIN
Matthew C. Winger	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR the nominee in Proposal 1 and FOR Proposals 2 and 3.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NOCOPI TECHNOLOGIES, INC.

Proxy for Annual Meeting of Stockholders on June 17, 2026

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Matthew C. Winger, with full power of substitution, as proxy to vote all the shares of common stock, par value $0.01 per share, which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Nocopi Technologies, Inc., to be held June 17, 2026, at 9:00 a.m. Eastern Time, at www.cesonlineservices.com/nnup26_vm, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1 14475